INCOME TAXES - Tax Holiday (Details) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Feb. 29, 2024	Feb. 28, 2023	Feb. 28, 2022
INCOME TAXES
Increase in income tax expenses	$ 700	$ 47,062	$ 68,090
Net loss per common share-basic	$ (0.02)	$ (0.86)	$ (5.61)
Net loss per common share-diluted	$ (0.02)	$ (0.86)	$ (5.61)